Exhibit 99.2

DATED                                                    April 2, 2014

GOLDCREST  DISTRIBUTION LIMITED

and

THINSPACE TECHNOLOGY LTD

STOCK PURCHASE AGREEMENT

Goldcrest Distnbution Lin:tited, Bartle House, 9 Oxford Court, Manchester M2 3WQ
T:+44 (0)161 236 2122  F: +44 {0)161233 2180  E: info@goldcreslfinance.com  www.goldcrestfi.nance.com
Registered in England No. 2791022. Registered office: Unit 4, Trafalgar Business Park. Broughton Lane, Manchester, MS 9TZ

THIS AGREEMENT is dated and is made between;

(1) GOLDCREST DISTRIBUTION LIMITED (Company number 02791022) (the "Seller");

and

(2) THINSPACE TECHNOLOGY LTD (Company number 04303087) whose registered office is at The Catalyst Baird Lane York North Yorkshire Y010 5GA (the "Buyer")

RECITAL

The Seller is willing to fund the purchase of Stock by the Buyer from a Supplier on and subject to the terms and conditions of this Agreement and the Buyer wishes to receive the benefit of such funding.

IT IS AGREED as follows:

1.Definitions and Interpretation

1.1	Definitions

    In this Agreement unless the context otherwise requires or unless expressly provided to he contrary , terms and express ions defined in this Agreement shall have the following meaning given to them:

"Advance"	means an advance made or to be made under this Agreement or the principal amount outstanding for the time being of the advance .

"Default Rate Charge"	means the charge payable by the Buyer to the Seller under clause 8.4 being an amount which is notified by the Seller to the Buyer from time to time and which is payable for each month or part thereof following the occurrence of a Default.

"Default"	means an Event of Default or a Potential Event of Default.

"Establishment Fee"	means the fee payable by the Buyer to the Seller for arranging the facility under this Agreement in such amount as shall be notified by the Seller to the Buyer.

"Event of Default"	means any event specified in clause 7.

"Minimum Advance Amount"	means the sum as notified by the Seller to the Buyer from time to time as being the minimum amount available to be drawn by a single Advance.

"Minimum Part Payment"	means the sum as notified by the Seller to the Buyer from time to time as being the minimum amount required to settle in full the Purchase Price of that part of the Stock agreed to be sold pursuant to clause 5.4.

"Payment Event"	means the first to occur of the expiry of the Transaction Period and a Default.

"Potential Event of Default"
means any event, act or condition which, with the giving of notice and/or lapse of time, and/or any other event, act or condition which, in the reasonable opinion of the Seller, will or is likely to constitute an Event of Default.

"Purchase Price"	means in respect of any Stock an amount equal to the total aggregate sum payable by the Seller to the Supplier on purchasing such Stock from the Supplier plus an amount equal to VAT thereon and which shall be invoiced by the Seller to the Buyer.

"Review Date"	Means the date falling 12 months after the date of this Agreement or such other date or dates as the Seller may from time to time notify to the Buyer.

"Security Documents"	means any documents entered or to be entered into by the Buyer or any third party from time to time creating or evidencing the creation of a Security Right.

"Security Right"	means any charge, mortgage, pledge, lien, right of set off or other encumbrance, fixed or floating, over any present or future assets together with any right accruing or existing under a guarantee obligation.

"Seller's Account"	means such bank or other account of the Seller as from time to time and at any time notified by the Seller to the Buyer.

"Stock"	means such goods, chattels or other items of whatsoever nature and description as having been approved from time to time and at any time by the Seller as eligible for funding under this Agreement.

"Stock Purchase Financial Limit"	means the aggregate amount of purchase transactions payable under the facility, being £1.Bm.

"Supplier"	means the supplier of the Stock from whom the Seller shall acquire unencumbered title to the Stock as contemplated by and in accordance with this Agreement.

"Transaction Fee"	means the fee payable by the Buyer to the Seller under clause 5.1 and calculated by reference to a percentage of the Advance as notified by the Seller to the Buyer from time to time.

"Transaction Period"	means in respect of any Stock, such period of days as shall be notified by the Seller to the Buyer from time to time as being the available funding period by the end of which the Buyer is to make payment in full of the relevant Purchase Price together with all other sums due or owing under or in respect of the relevant Advance .

VAT	means value added tax, sales tax or any similar tax.

1.2  Interpretation

    (a) References to clauses, sub-clauses , paragraphs and schedules are to be construed, unless otherwise stated, as references to clauses, sub-clauses , paragraphs and schedules of this Agreement.

    (b) References in this Agreement to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended for the time being.

    (c) Clause headings are for convenience only and shall in no way affect the construction of this Agreement.

    (d) References to the "Buyer" and the "Seller" shall be construed so as to include their respective successors or permitted assignees (whether immediate or derivative) .

    (e) Words importing the singular include the plural and vice versa, words importing one gender include any other gender and references to persons include individuals, firms, companies and other associations or bodies of persons, and any government, state or agency of a state, in any case whether or not having a separate legal personality.

    (f) A reference in this Agreement to any statute or statutory provision includes any regulation, statutory instrument or other subordinate legislation made under or pursuant to it and shall be construed as a reference to such statute or statutory provision as it may have been, or may from time to time be amended, re-enacted or extended.

    (g) References in this Agreement to any term or phrase defined in the Companies Act 2006 shall bear the same meaning in this Agreement.

    (h) Any reference to this Agreement or any other document shall, save as otherwise expressly provided herein, be construed as a reference to this Agreement or such other document as amended, varied, supplemented, novated, restated and/or replaced in any manner from time to time.

2.  Representations and Warranties

2.1 The Buyer represents and warrants that:

2.1.1  it is a corporation duly organised under the laws of England and Wales and has the necessary corporate power and authority to accept and take liability for the terms and conditions set out in this agreement and to perform its obligations under this Agreement and the Security Documents to which it is a party and the entry into and/or performance of or compliance with the obligations contained in this Agreement and the Security Documents to which it is a party do not and will not breach in any material way any law to which it is subject nor any of the terms of any other agreement, deed or documents to which it is a party of which in any way affects or is related to it;

2.1.2
there is no litigation or proceedings against or (to the best of its knowledge or belief) threatened against it which might have a material adverse effect on its financial condition, business or assets, and it is not in default under any agreement to which it is a party or by which it may be bound, where such default might have a material adverse effect on its business, assets or condition;

2.1.3	no Default has occurred;

2.1.4	it has taken all necessary action to authorise the execution, delivery and performance of this agreement and the Security Documents to which it is a party;

2.1.5
the latest audited or certified accounts (as the case may be) of the Buyer give a true and fair view of the financial position of the Buyer for the period to which they relate and there has been no material adverse change in the financial position of the Buyer since the end of such period.

2.2    The representations and warranties set out in Clause 2.1 above shall survive the execution of this Agreement and shall be deemed to be repeated on the first day of each month and on the drawdown of each Advance for as long as any sums due under the Agreement shall remain outstanding by reference to the facts and circumstances then subsisting.

3.  Acquicisition of Stock

3.1	The Buyer will place orders for Stock with a Supplier in accordance with the terms of business prevailing from time to time between the Buyer and the Supplier.

3.2
Provided that the aggregate of Advances then outstanding in respect of all Stock the subject of this Agreement plus the Advance in respect of proposed Stock does not exceed the Stock Purchase Financial Limit, and provided that no Default has occurred, the Buyer may request the Seller in the form and manner from time to time required by the Seller that such Stock is to be financed under this Agreement whereupon the Buyer shall be released from any obligation to purchase such Stock provided that the Seller purchases such Stock from the Supplier in each case on and subject to the terms of this Agreement. For the avoidance of doubt the Seller shall be under no obligation to agree to purchase any Stock following a request by the Buyer and any decision as to whether to purchase any Stock under this Agreement shall be at the Seller's sole discretion.

3.3	Prior to and as a condition precedent to the Seller purchasing Stock from a Supplier the Seller must have received in form and substance satisfactory to it:

3.3.1
a completed letter of credit application form (if appropr iate), or payment request instruction, giving relevant details of the Supplier. The Seller may at its discretion amend the application form in such manner and to such extent as the Seller considers appropr iate;

3.3.2
details of the Supplier together with whatever support ing information is required by the Seller to establish the authenticity and reliability of supply and the whereabouts , description and quality of the Stock;

3.3.3	details of the Suppliers bankers;

3.3.4
copies of the firm orders for the Stock to be supplied together with details of the Buyer's customers to whom the Stock is to be ultimately sold such details to be satisfactory to the Seller in all respects as determined by the Seller in its sole discretion;

3.3.5	a valid invoice for the Stock issued to the Seller by the Supplier;

3.3.6	if required by the Seller an assignment of the invoice issued or to be issued by the Buyer to its customer;

3.3.7	such other information, evidence or documentation as the Seller may require.

3.4	The Buyer expressly authorises the Seller to obtain and/or verify such information from the Supplier or any other relevant third party as it reasonably considers necessary.

3.5	No Advance may be drawn for an amount which is less than the Minimum Advance Amount.

3.6
Upon receipt of the Supplier's invoice in respect of the Stock, the Seller shall supply the Stock to the Buyer on deferred purchase terms and, subject to no Default having occurred, shall only re-sell such Stock to the Buyer and the Buyer agrees to accept such Stock from the Seller on these terms. The Seller shall issue a VAT invoice, or if necessary more than one such invoice, to the Buyer for such amount as shall be determined solely and exclusively by the Seller as being the amount payable by the Buyer hereunder in respect of the Purchase Price and any other sums payable by the Buyer including without limitation the Transaction Fee and any sums from time to time and at any time payable by the Buyer under clause 5.7.

3.7	The Buyer shall sign or execute and/or procure the signature or execution of any documents and the performance of any actions necessary to ensure that title in the Stock vests in the Seller.

3.8
Each supply of any Stock to the Buyer shall be on terms that the Purchase Price shall be due and payable by the Buyer to the Seller in cleared funds forthwith upon a Payment Event and whether or not the Seller has made written request or demand for payment. Notwithstanding this provision the Buyer shall be entitled to pay the Purchase Price in respect of any Stock at any time prior to a Payment Event.

3.9	All sums payable by the Buyer to the Seller under this Agreement shall be paid in accordance with clause 8.2.

4. Exclusions

4.1
Save to the extent required by law the Seller gives to the Buyer no condition, warranty , representation, undertaking or guarantee in respect of the description, quality or fitness for any purpose of any Stock.

4.2	Save to the extent required by law all conditions and warrant ies as to the description, quality or fitness for any purpose of any Stock wh ich may be implied are hereby excluded.

4.3	The Seller gives no indemnity in respect of any actual or alleged infringement of any patent, registered design, copyright or any other industrial property right relating to any Stock.

4.4
The Seller shall not be liable for any loss or damage (whether direct, indirect or consequential) howsoever arising which may be suffered by the Buyer or any agent of the Buyer other than that arising through the Seller's wilful default or, in respect of death or personal injury caused by the Seller's negligence and the Buyer shall be liable for and indemnify the Seller against any claims, demands or actions made or brought by any third party (including any employee, customer or agent of the Buyer) in respect of any injury or damage occurring as a result of the use of or presence of any Stock, for the purposes of this provisions, indirect and consequential loss shall include any loss or damage in respect of any loss of profits or income or business of whatever kind.

4.5
The Seller shall at the request of the Buyer purchase or (at the Seller's option) take Stock on consignment from the Supplier in order to sell the same to the Buyer under the terms of this Agreement and the Buyer acknowledges and agrees that:

4.5.1	any Stock sold to the Buyer by the Seller shall be of a type, make, model and specification chosen by the Buyer and approved by the Seller;

4.5.2	the Seller shall not be liable in any event if with or without cause the Supplier fails to effect or facilitate the delivery of any Stock at the time or in a condition acceptable to the Buyer.

4.6
In the event that, notwithstanding the provisions of this clause 4, the Seller is found liable for any loss or damage suffered by the Buyer, that liability shall in no event exceed the Purchase Price of the relevant Stock, save where such liability is in respect of death or personal injury caused by the Seller's negligence.

5. Passing of Property

5.1
As between the Seller and the Buyer the title in and to the Stock shall remain in the Seller and shall not pass to the Buyer until the Buyer has paid to the Seller the Purchase Price in relation to such Stock together with all other sums from time to time and at any time due owing or incurred by the Buyer to the Seller.

5.2
Unless otherwise agreed by the Seller, the Seller shall require that the Stock shall be delivered to and stored at the direction of the Seller on terms that, subject to no Default having occurred, the Buyer shall be entitled to possession of the Stock on payment in full of the Purchase Price for such Stock and subject to such other conditions reasonably required by the Seller. Any other arrangements for delivery and storage of the Stock pending payment of the Purchase Price or otherwise the expiry of a Transaction Period shall be on and subject to such terms as may be stipulated or otherwise agreed from time to time by the Seller at its sole discretion.

5.3	Before title in any Stock has passed to the Buyer:

5.3.1
if so required by the Seller, the Buyer shall notify any mortgagees or chargees or any person holding any general floating charge on the assets of the Buyer, and if applicable any landlord or owner of any property where the Stock may be situated, that the Stock is not the property of the Buyer and if required by the Seller shall produce to the Seller evidence of having done so and an acknowledgement from such mortgagee, chargee, landlord or owner as the case may be;

5.3.2
the Buyer undertakes and agrees to keep the Stock adequately insured and covered by its full value by insurance policies covering marine, fire, air, strikes riots and civil commotion and other usual risks with insurance compa,nies acceptable to and approved by the Seller. In the event that the Buyer fails to obtain suitable policies of insurance then the Seller may do so (without obligation) and may immediately recover any premiums so paid from the Buyer and the Buyer shall indemnify the Seller in respect thereof .

5.4
At the Buyer's request the Seller may at its sole discretion agree to the release to the Buyer of part of the Stock upon payment by the Buyer to the Seller of such relevant part of the Purchase Price as notified by the Seller to the Buyer but in any event being an amount not less than the Minimum Part Payment Amount.

5.5
The Buyer shall be responsible for arranging collection of the Stock from or as directed by the Seller and the Seller shall have no obligation or responsibility nor shall it incur any liability for or in respect of delivery of the Stock to or at the request or direction of the Buyer.

5.6
The Seller shall be entitled (but not obliged) to pay any outgoings, debts or claims in respect of any Stock or the premises in which it is situated (including ay insurance premiums). All sums so paid by the Seller shall be payable to the Seller by the Buyer forthwith on demand.

5.7
The Buyer shall promptly pay or reimburse the Seller on first written demand for all irrecoverable VAT and any other taxes, duties, imports, levies, handling fees, assessments, governmental or other charges, interest or penalties levied, assessed or charged against or paid by the Seller on account of its purchase, storage or ownership of any Stock or its sale to the Buyer or any other sums to be paid in respect thereof .

5.8
The proceeds of sale of any Stock sold by the Buyer (which if so requested by the Seller shall be segregated from monies of the Buyer and paid into and held in a separate designated bank account) and the benefit of any such contract of sale shall be held on trust for the Seller absolutely and the Buyer shall advise the Seller of the conclusion of such contract and of the receipt of such proceeds forthwith upon such conclusion or receipt and indemnify the Seller on demand against any loss, damage, costs, claims, charges or expenses arising from any claim brought by the third party purchaser against the Buyer or the Seller.

5.9	The Seller may set off any amounts due from the Buyer against any amounts due or owing to the Buyer by the Seller.

6. Charges

6.1	The Buyer shall pay the Transaction Fee in relation to each Advance such fee to be included in the Seller's invoice to the Buyer and payable simultaneously with the Purchase Price under clause 3.8.

6.2	The Buyer shall pay the Establishment Fee on the signing of this Agreement.

6.3
The Buyer shall pay to the Seller on demand in accordance with the current practice of the Seller from time to time all costs, charges and expenses incurred by the Seller in respect of any administrative work carried out by the Seller in connection with this Agreement.

7. Default

    The Seller may terminate this Agreement  and any sale on deferred terms made subject to the terms of this Agreement forthwith by giving notice to this effect if:

7.1	the Buyer fails to pay any sum under this Agreement or otherwise when due to the Seller or the Buyer is in breach of any other provision of this Agreement ;

7.2	the Buyer or any guarantor breaches any of the terms of the Security;

7.3	in the Seller's opinion the Security reduces in value or becomes in jeopardy;

7.4	any representation or statement made by the Buyer proves to have been incorrect or misleading when made;

7.5
any indebtedness of the Buyer, or any guarantor, is not paid when due or if any indebtedness of the Buyer, or any guarantor , is declared to be or becomes due and payable prior to its specified maturity or any creditor or creditors of the Buyer, or any guarantor , becomes entitled to declare indebtedness of the Buyer, or any guarantor, due and payable prior to its specified maturity;

7.6	the Buyer becomes or is deemed to become insolvent or unable to pay its debts or ceases or threatens to cease to carry on business in the ordinary course

7.7
a proposal is made or a nominee or supervisor is appointed for the Buyer for a composition in satisfaction of its debt or for a scheme of arrangement of its affairs or other arrangement or any proceedings for the benefit of its creditors are commenced under any law, regulation or procedure relating to the reconstruction or readjustment of debt;

7.8	any step is taken (including, without limitation, the making of an application or the giving of any notice) by the Buyer or by any other person to appoint an administrator in respect of the Buyer;

7.9
any steps are taken (including, without limitation, the making of an application or the giving of any notice) by the Buyer (without the prior written consent of the Seller) or any other person to wind up or dissolve the Buyer or to appoint a liquidator, trustee, receiver, administrative receiver or similar officer to the Buyer or any part of its undertaking or assets;

7.10
any attachment, distress, diligence, arrestment, execution or legal process (not being reasonably considered by the Seller to be defensible or vexatious, in good faith) is levied, enforced or sued against the Buyer or its assets or any person validly takes possession of any of the property or assets of the Buyer or steps are taken by any person to enforce any Security Right against any of the property or assets of the Buyer;

7.11
any event occurs or proceedings are taken in respect of the Buyer in any jur isdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in clauses 7.6 to 7.1O (inclusive) above;

7.12
any event occurs or proceedings are taken in respect of any party which has provided a guarantee or indemnity or other security in respect of the Buyer's obligations under this Agreement as described in clauses 7.6 to 7.11 above;

7.13
the Buyer repudiates or purports to repudiate this agreement or the Buyer, or any guarantor, repudiates or purports to repudiate the Security or does or causes to be done any act or thing evidencing an intention to repudiate this letter or the Security;

7.14
at any time it becomes unlawful for the Buyer to perform or comply with any or all of its obligations under this letter or for the Buyer, or any guarantor, to perform or comply with all or any of its obligations under the Security or if such obligations cease to be legal, valid and binding;

7.15	any distress or execution is levied on or affects any of the property or assets of the Buyer, or any guarantor;

7.16	control of the Buyer's voting share capital or board of directors changes as a result of a takeover or merger of, or the transfer of shares in, or issue of shares by, the Buyer;

7.17
there occurs, in the Seller's opinion, a material adverse change in the financial condition of the Buyer or any other event or circumstances arise which, in the Seller's opinion, is likely to materially and adversely affect the ability of the Buyer to perform all or any of its obligations under or otherwise comply with the terms of this letter or the Security to which it is a party.

8. Payments Default Interest and Charges

8.1	In all matters hereunder time of payment shall be of the essence.

8.2
All payments becoming due by the Buyer hereunder shall be paid punctually and without any deduction , counterclaim, withholding, retention or set-off whatsoever , and without previous demand, to the Seller by SACS, telegraphic or other direct transfer to the Seller's Account.

8.3
Failure by the Buyer to make punctual payment in accordance with the requirements of this Agreement and of the Seller shall entitle the Seller immediately and without notice to reduce the Stock Purchase Financial Limit by such amount as it thinks fit (including to nil) or to cancel this Agreement so far as it remains unperformed all at the Seller's option without the Seller incurring any liability for any loss or damage (however remote) occasioned thereby and without prejudice to the Seller's right to claim the Purchase Price of Stock or exercise the Seller's other rights and remedies under this Agreement.

8.4
Without prejudice to the rights of the Seller, the Buyer shall pay to the Seller on demand the Default Rate Charge (both before and after any judgement ) on any sum payable by the Buyer to the Seller under this Agreement and not received by the Seller on the due date for such payment calculated on a daily basis and compounded on a calendar monthly basis from the date of Default until the date payment is received by the Seller in cleared funds.

8.5
Without prejudice to the rights of the Seller, the Buyer shall pay to the Seller on demand in accordance with the current practice of the Seller from time to time and on a full indemnity basis all costs, charges, loss, damage, claims and expenses incurred by the Seller (both before and after any judgement) as a result of any breach of this Agreement by the Buyer and/or enforcing any of the terms of this Agreement.

8.6
The Seller may appropriate any sum received from the Buyer under this Agreement to any part of the sums due by the Buyer under this Agreement for the time being notwithstanding any contrary appropriation by the Buyer.

8.7	The provisions of Clauses 8.4, 8.5 and 8.6 shall remain in force notwithstanding any termination of this Agreement , howsoever arising.

9. Termination

9.1
This Agreement and/or any sale made subject to the terms of this Agreement may be terminated at any time by a) either party giving to the other not less than ninety (90) days' notice or b) the Buyer paying to the Seller an Early Termination Fee equivalent to 5% (five percent) of the Stock Purchase Financial Limit.

9.2
Without prejudice to clause 9.1, the Seller may terminate this Agreement and/or any sale made subject to the terms of this Agreement forthw ith by giving notice to this effect upon the occurrence of a Default.

9.3	On termination of this Agreement and/or any sale made subject to the terms of this Agreement the Seller shall be entitled, without prejudice to any of its other rights:

9.3.1	to demand payment from the Buyer of the outstanding Purchase Price of all Stock together with all other sums payable by the Buyer under this Agreement ;

9.3.2	to take possession of all Stock not already in its possession and/or control and for this purpose to enter into or upon any premises where such Stock may be situated ;

9.3.3	to sell the Stock or any part of it for such price as the Seller considers appropriate.

9.4	Notwithstanding the termination of this Agreement and/or any sale made subject to the terms of this Agreement , the obligations of the Buyer under this Agreement shall remain in full force and effect.

9.5
For the avoidance of doubt the Buyer shall remain liable to the Seller for any sums remaining due or owing hereunder following and notwithstanding the disposal of the Stock under clause 9.3.3 or otherwise.

10. Assignment

The Buyer may not assign or transfer its benefits or interest in this Agreement. The Seller may from time to time assign this Agreement or sell or dispose of the Seller's rights in and to any Stock subject , and without prejudice, to the rights of the Buyer under this Agreement.

11. Foreign Exchange

11.1
With regard to any payments made by the Seller which are i an other curency other than pounds sterling, the Seller may, at its absolute d1scret1on enter into a forward exchange contract to purchase foreign exchange in order to effect payment and the  Buyer shall  indemnify  the  Seller  against all costs  and charges  in  respect thereof.

11.2
Whenever the Sterling equivalent of any currency amount requires to be calculated it shall be calculated at such spot rate of exchange for such currency determined by the Seller on the applicable day at such time as the Seller may select.

12. Communications

12.1
Any demand or notice in respect of this agreement will be in writing and (without prejudice to any other effective means of serving it) may be served on the Buyer at the address stated at the beginning of this Agreement.

12.2
Any such demand or notice delivered personally shall be deemed to have been received immediately upon delivery. Any such demand or notice sent by post shall be deemed to have been received at the opening of business on the first working day following the day on which it was posted, even if returned undelivered.

13. Miscellaneous

13.1
Nothing in this Agreement shall constitute the Buyer as agent for the Seller and the Buyer shall have no implied authority on behalf of the Seller to do any act, incur any liability or pledge or purport to pledge the credit of the Seller.

13.2
No employee, agent or servant of the Seller has any authority to make any representation or give any warranty relating to any Stock or to agree to any variation of or addition to this Agreement unless expressed in writing and signed on behalf of the Seller by a director or other person duly authorised by the Seller.

13.3
Failure by the Seller to insist upon strict performance of any of the terms and conditions of this Agreement shall not be deemed a waiver of any of its rights or remedies nor be deemed a waiver of any subsequent default hereunder nor shall any single partial or defective exercise by the Seller of any such right or remedy preclude any other or further exercise of that or any other right or remedy.

13.4	If any of the terms of this Agreement or any part thereof is rendered void or unenforceable for any reason it shall be void and unenforceable to that extent only and no further.

13.5	This Agreement shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF the parties have entered this Agreement on the date first written above.

/s/
For and on behalf of
Goldcrest Distribution Limited
We acknowledge and accept the terms and conditions contained in this letter and authorise you to make such enquiries as you may consider necessary or appropriate for the completion of security.

Signed:

Owen Richard Dukes, Director
Dated: 4/2/2014
for and on behalf of Thinspace Technology Ltd

Signed:

Robert Zysblat, Director
Dated: 4/2/2014

for and on behalf of Thinspace Technology Ltd
Signed:

Owen Richard Dukes, Director
Dated: 4/2/2014